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                                      Exhibit 10



                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent pubic accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-19605 for Hartford Life
Insurance Company Separate Account Two on Form N-4.



                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
May 9, 1997